Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Robin N. Lowe Chief Financial Officer T: 1-345-815-9919 E: Robin.Lowe@AltisourceAMC.com

Altisource Asset Management Corporation Reports Third Quarter 2015 Results

CHRISTIANSTED, U.S. Virgin Islands, November 9, 2015 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) today announced financial and operating results for the third quarter of 2015.

Third Quarter 2015 Highlights:

•
Increased the rental portfolio of Altisource Residential Corporation (“Residential”) to 2,516 homes as of September 30, 2015, including 2,105 rented properties, 156 properties listed for rent and 255 properties under leasehold renovation and unit turn, representing an increase of 156% over the 984 properties in the rental portfolio as of June 30, 2015.

•
Facilitated Residential's agreement to sell 871 non-performing loans at its balance sheet carrying value; unpaid principal balance (“UPB”) of loans to be sold is $346.9 million, or approximately 15% of the total UPB in Residential's loan portfolio; sale is expected to close in the fourth quarter.[1]

•	Advised Residential on the completion of its acquisition of 1,314 rental homes in Atlanta for an aggregate purchase price of $111.4 million.

•	Facilitated Residential’s declaration and payment of a $0.55 per share dividend.

•
Negotiated Residential’s amendment of its repurchase facility with Wells Fargo to extend the facility to September 2017, increase the funding capacity to $750.0 million and increase its ability to finance REO to 40% of the facility.

•	Earned asset management fees of $5.2 million.

“In the third quarter of 2015, we successfully implemented Residential's diversified acquisition strategy to substantially grow its single-family rental portfolio,” said Chairman and Chief Executive Officer George G. Ellison. “Although our asset management fees remained lower during the third quarter, we continue to believe the amended fee structure promotes the long-term stability of both companies, aligns our incentives with Residential’s strategy of becoming a large single-family rental home operator and better positions Residential for growth and improved returns. We believe the successful implementation of Residential's strategy will be an important factor in AAMC's future growth.”

_____________
1 Sale is subject to completion of due diligence and final negotiation of definitive purchase agreement. Final purchase price is expected to be in the range of 1-2% of Residential’s balance sheet carrying value for the loans.

Third Quarter 2015 Financial Results

Net loss attributable to stockholders for the third quarter of 2015 totaled $2.0 million, or $0.92 per diluted share, compared to net income attributable to stockholders of $17.7 million, or $6.25 per diluted share, for the third quarter of 2014. Net income attributable to stockholders for the nine months ended September 30, 2015 totaled $5.7 million, or $2.07 per diluted share, compared to net income attributable to stockholders of $37.8 million, or $13.23 per diluted share, for the nine months ended September 30, 2014.

Webcast and conference call

The Company will host a webcast and conference call on Monday, November 9, 2015, at 10:00 a.m. Eastern Time to discuss its financial results for the third quarter of 2015. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC

AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Additional information is available at www.altisourceamc.com.

Forward-looking statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC’s ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Annual Report on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended September 30, 2015	Three months ended September 30, 2014	Nine months ended September 30, 2015	Nine months ended September 30, 2014

Revenues:
Rental revenues	$4,021	$469	$7,561	$719
Net unrealized gain on mortgage loans	27,499	88,726	130,842	258,898
Net realized gain on mortgage loans	12,874	13,727	47,528	33,867
Net realized gain on mortgage loans held for sale	100	302	505	302
Net realized gain on real estate	13,914	3,310	36,926	4,544
Interest income	115	2,568	595	2,757
Total revenues	58,523	109,102	223,957	301,087
Expenses:
Residential property operating expenses	16,574	9,247	45,890	13,550
Real estate depreciation and amortization	2,050	313	4,392	464
Real estate and mortgage loan selling costs and impairment	10,705	5,542	34,235	8,775
Mortgage loan servicing costs	13,477	21,226	47,989	49,588
Interest expense	14,194	11,699	38,914	24,352
General and administrative	8,935	5,435	26,465	15,578
Related party general and administrative	—	999	—	4,597
Total expenses	65,935	54,461	197,885	116,904
Other income	—	1,586	—	2,372
(Loss) income before income taxes	(7,412)	56,227	26,072	186,555
Income tax (benefit) expense	(97)	853	240	1,428
Net (loss) income	(7,315)	55,374	25,832	185,127
Net loss (income) attributable to noncontrolling interest in consolidated affiliate	5,335	(37,676)	(20,181)	(147,371)
Net (loss) income attributable to common stockholders	$(1,980)	$17,698	$5,651	$37,756

(Loss) earnings per share of common stock – basic:
(Loss) earnings per basic share	$(0.92)	$7.91	$2.49	$16.51
Weighted average common stock outstanding – basic	2,208,658	2,238,225	2,210,448	2,286,451
(Loss) earnings per share of common stock – diluted:
(Loss) earnings per diluted share	$(0.92)	$6.25	$2.07	$13.23
Weighted average common stock outstanding – diluted	2,208,658	2,831,617	2,733,747	2,853,751

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	September 30, 2015 (Unaudited)	December 31, 2014
Assets:
Real estate held for use:
Land (from consolidated VIE)	$49,518	$14,424
Rental residential properties (net of accumulated depreciation of $5,048 and $1,062, respectively - from consolidated VIE)	200,136	60,908
Real estate owned (from consolidated VIE)	567,228	457,045
Total real estate held for use, net	816,882	532,377
Real estate assets held for sale (from consolidated VIE)	133,154	92,230
Mortgage loans at fair value (from consolidated VIE)	1,380,575	1,959,044
Mortgage loans held for sale (from consolidated VIE)	254,835	12,535
Cash and cash equivalents (including from consolidated VIE $83,881 and $66,166, respectively)	152,634	116,782
Restricted cash (from consolidated VIE)	25,511	13,282
Accounts receivable (including from consolidated VIE $35,507 and $10,313, respectively)	35,514	11,068
Related party receivables (from consolidated VIE)	—	17,491
Deferred leasing and financing costs, net (from consolidated VIE)	9,806	4,251
Prepaid expenses and other assets (including from consolidated VIE $395 and $373, respectively)	1,790	1,638
Total assets	$2,810,701	$2,760,698
Liabilities:
Repurchase and loan and security agreements (from consolidated VIE)	$929,478	$1,015,000
Other secured borrowings (from consolidated VIE)	513,049	324,082
Accounts payable and accrued liabilities (including from consolidated VIE $63,871 and $11,678, respectively)	68,585	16,726
Related party payables (including from consolidated VIE $0 and $4,879, respectively)	—	6,169
Total liabilities	1,511,112	1,361,977
Commitments and contingencies
Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of September 30, 2015 and December 31, 2014; redemption value $250,000	249,082	248,927
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,515,697 and 2,213,222 shares issued and outstanding, respectively, as of September 30, 2015 and 2,452,101 and 2,188,136 shares issued and outstanding, respectively, as of December 31, 2014	25	25
Additional paid-in capital	20,977	14,152
Retained earnings	59,670	54,174
Treasury stock, at cost, 302,475 shares as of September 30, 2015 and 263,965 shares as of December 31, 2014	(252,072)	(245,468)
Total stockholders' equity (deficit)	(171,400)	(177,117)
Noncontrolling interest in consolidated affiliate	1,221,907	1,326,911
Total equity	1,050,507	1,149,794
Total liabilities and equity	$2,810,701	$2,760,698

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended September 30, 2015
(In thousands)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$4,021	$—	$—	$—	$4,021
Net unrealized gain on mortgage loans	27,499	—	—	—	27,499
Net realized gain on mortgage loans	12,874	—	—	—	12,874
Net realized gain on mortgage loans held for sale	100	—	—	—	100
Net realized gain on real estate	13,914	—	—	—	13,914
Interest income	115	242	—	(242)	115
Conversion fee	—	—	329	(329)	—
Base management fee	—	—	4,869	(4,869)	—
Total revenues	58,523	242	5,198	(5,440)	58,523
Expenses:
Residential property operating expenses	16,574	—	—	—	16,574
Real estate depreciation and amortization	2,050	—	—	—	2,050
Real estate and mortgage loan selling costs and impairment	10,705	—	—	—	10,705
Mortgage loan servicing costs	13,477	—	—	—	13,477
Interest expense	14,436	—	—	(242)	14,194
General and administrative	3,147	40	5,748	—	8,935
Related party general and administrative	4,988	210	—	(5,198)	—
Total expenses	65,377	250	5,748	(5,440)	65,935
Other income	1,518	—	178	(1,696)	—
Loss before income taxes	(5,336)	(8)	(372)	(1,696)	(7,412)
Income tax expense (benefit)	27	—	(124)	—	(97)
Net loss	(5,363)	(8)	(248)	(1,696)	(7,315)
Net loss attributable to noncontrolling interest in consolidated affiliate	—	—	—	5,335	5,335
Net loss attributable to common stockholders	$(5,363)	$(8)	$(248)	$3,639	$(1,980)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Nine months ended September 30, 2015
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$7,561	$—	$—	$—	$7,561
Net unrealized gain on mortgage loans	130,842	—	—	—	130,842
Net realized gain on mortgage loans	47,528	—	—	—	47,528
Net realized gain on mortgage loans held for sale	505	—	—	—	505
Net realized gain on real estate	36,926	—	—	—	36,926
Interest income	595	563	—	(563)	595
Conversion fee	—	—	728	(728)	—
Base management fee	—	—	10,041	(10,041)	—
Incentive management fee	—	—	14,900	(14,900)	—
Expense reimbursements	—	—	750	(750)	—
Total revenues	223,957	563	26,419	(26,982)	223,957
Expenses:
Residential property operating expenses	45,890	—	—	—	45,890
Real estate depreciation and amortization	4,392	—	—	—	4,392
Real estate and mortgage loan selling costs and impairment	34,235	—	—	—	34,235
Mortgage loan servicing costs	47,989	—	—	—	47,989
Interest expense	39,477	—	—	(563)	38,914
General and administrative	9,497	158	16,810	—	26,465
Related party general and administrative	25,789	630	2,000	(28,419)	—
Total expenses	207,269	788	18,810	(28,982)	197,885
Other income	3,518	—	178	(3,696)	—
Income (loss) before income taxes	20,206	(225)	7,787	(1,696)	26,072
Income tax expense	53	—	187	—	240
Net income (loss)	20,153	(225)	7,600	(1,696)	25,832
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(20,181)	(20,181)
Net income (loss) attributable to common stockholders	$20,153	$(225)	$7,600	$(21,877)	$5,651

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended September 30, 2014
(In thousands)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$469	$—	$—	$—	$469
Net unrealized gain on mortgage loans	88,726	—	—	—	88,726
Net realized gain on mortgage loans	13,727	—	—	—	13,727
Net realized gain on mortgage loans held for sale	302	—	—	—	302
Net realized gain on real estate	3,310	—	—	—	3,310
Interest income	2,568	—	—	—	2,568
Base management fee	—	—	210	(210)	—
Incentive management fee	—	—	19,503	(19,503)	—
Expense reimbursements	—	—	1,591	(1,591)	—
Total revenues	109,102	—	21,304	(21,304)	109,102
Expenses:
Residential property operating expenses	9,247	—	—	—	9,247
Real estate depreciation and amortization	313	—	—	—	313
Real estate selling costs and impairment	5,542	—	—	—	5,542
Mortgage loan servicing costs	21,226	—	—	—	21,226
Interest expense	11,699	—	—	—	11,699
General and administrative	1,819	286	3,330	—	5,435
Related party general and administrative	21,530	210	563	(21,304)	999
Total expenses	71,376	496	3,893	(21,304)	54,461
Other income	—	1,586	—	—	1,586
Income before income taxes	37,726	1,090	17,411	—	56,227
Income tax expense	50	—	803	—	853
Net income	37,676	1,090	16,608	—	55,374
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(37,676)	(37,676)
Net income attributable to common stockholders	$37,676	$1,090	$16,608	$(37,676)	$17,698

Altisource Asset Management Corporation
Consolidating Statement of Operations
Nine months ended September 30, 2014
(In thousands)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$719	$—	$—	$—	$719
Net unrealized gain on mortgage loans	258,898	—	—	—	258,898
Net realized gain on mortgage loans	33,867	—	—	—	33,867
Net realized gain on mortgage loans held for sale	302	—	—	—	302
Net realized gain on real estate	4,544	—	—	—	4,544
Interest income	2,757	—	—	—	2,757
Base management fee	—	—	731	(731)	—
Incentive management fee	—	—	44,129	(44,129)	—
Expense reimbursements	—	—	4,849	(4,849)	—
Total revenues	301,087	—	49,709	(49,709)	301,087
Expenses:
Residential property operating expenses	13,550	—	—	—	13,550
Real estate depreciation and amortization	464	—	—	—	464
Real estate selling costs and impairment	8,775	—	—	—	8,775
Mortgage loan servicing costs	49,588	—	—	—	49,588
Interest expense	24,352	—	—	—	24,352
General and administrative	5,665	381	9,532	—	15,578
Related party general and administrative	51,629	731	1,946	(49,709)	4,597
Total expenses	154,023	1,112	11,478	(49,709)	116,904
Other income	383	1,985	4	—	2,372
Income before income taxes	147,447	873	38,235	—	186,555
Income tax expense	76	—	1,352	—	1,428
Net income	147,371	873	36,883	—	185,127
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(147,371)	(147,371)
Net income attributable to common stockholders	$147,371	$873	$36,883	$(147,371)	$37,756

Altisource Asset Management Corporation
Consolidating Balance Sheet
September 30, 2015
(In thousands)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate held for use:
Land	$49,518	$—	$—	$—	$49,518
Rental residential properties, net	200,136	—	—	—	200,136
Real estate owned	567,228	—	—	—	567,228
Total real estate held for use, net	816,882	—	—	—	816,882
Real estate assets held for sale	133,154	—	—	—	133,154
Mortgage loans at fair value	1,380,575	—	—	—	1,380,575
Mortgage loans held for sale	254,835	—	—	—	254,835
Cash and cash equivalents	83,881	6,189	62,564	—	152,634
Restricted cash	25,511	—	—	—	25,511
Accounts receivable	35,507	—	7	—	35,514
Related party receivables	—	—	6,701	(6,701)	—
Investment in affiliate	—	—	12,007	(12,007)	—
Deferred leasing and financing costs, net	9,806	—	—	—	9,806
Prepaid expenses and other assets	395	37	1,349	9	1,790
Total assets	$2,740,546	$6,226	$82,628	$(18,699)	$2,810,701
Liabilities:
Repurchase agreements	$929,478	$—	$—	$—	$929,478
Other secured borrowings	513,049	—	—	—	513,049
Accounts payable and accrued liabilities	63,871	1,573	3,141	—	68,585
Related party payables	5,126	1,571	3	(6,700)	—
Total liabilities	1,511,524	3,144	3,144	(6,700)	1,511,112
Commitments and contingencies	—	—	—	—	—
Redeemable preferred stock	—	—	249,082	—	249,082
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,334	7,000	18,663	(1,232,020)	20,977
Retained earnings (accumulated deficit)	21,099	(3,918)	63,786	(21,297)	59,670
Treasury stock	(19,983)	—	(252,072)	19,983	(252,072)
Total stockholders' equity (deficit)	1,229,022	3,082	(169,598)	(1,233,906)	(171,400)
Noncontrolling interest in consolidated affiliate	—	—	—	1,221,907	1,221,907
Total equity (deficit)	1,229,022	3,082	(169,598)	(11,999)	1,050,507
Total liabilities and equity	$2,740,546	$6,226	$82,628	$(18,699)	$2,810,701

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2014
(In thousands)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$14,424	$—	$—	$—	$14,424
Rental residential properties, net	60,908	—	—	—	60,908
Real estate owned	457,045	—	—	—	457,045
Total real estate held for use, net	532,377	—	—	—	532,377
Real estate assets held for sale	92,230	—	—	—	92,230
Mortgage loans at fair value	1,959,044	—	—	—	1,959,044
Mortgage loans held for sale	12,535				12,535
Cash and cash equivalents	66,166	6,026	44,590	—	116,782
Restricted cash	13,282	—	—	—	13,282
Accounts receivable	10,313	919	1	(165)	11,068
Related party receivables	17,491	14,991	28,512	(43,503)	17,491
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	4,251	—	—	—	4,251
Prepaid expenses and other assets	373	3	1,262	—	1,638
Total assets	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698
Liabilities:
Repurchase agreements	$1,015,000	$—	$—	$—	$1,015,000
Other secured borrowings	339,082	—	—	(15,000)	324,082
Accounts payable and accrued liabilities	11,678	3,173	2,040	(165)	16,726
Related party payables	33,391	941	349	(28,512)	6,169
Total liabilities	1,399,151	4,114	2,389	(43,677)	1,361,977
Commitments and contingencies	—	—	—	—	—
Redeemable preferred stock	—	—	248,927	—	248,927
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,091	20,000	14,152	(1,247,091)	14,152
Retained earnings (accumulated deficit)	99,248	(2,175)	56,340	(99,239)	54,174
Treasury stock	—	—	(245,468)	—	(245,468)
Total stockholders' equity (deficit)	1,326,911	17,825	(174,951)	(1,346,902)	(177,117)
Noncontrolling interest in consolidated affiliate	—	—	—	1,326,911	1,326,911
Total equity (deficit)	1,326,911	17,825	(174,951)	(19,991)	1,149,794
Total liabilities and equity	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698